CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2024, relating to the financial statements and financial highlights of ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF), ALPS Active REIT ETF, Alerian MLP ETF, Alerian Energy Infrastructure ETF, Barron’s 400SM ETF, ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS REIT Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS Intermediate Municipal Bond ETF, Level Four Large Cap Growth Active ETF, ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, ALPS | O’Shares Europe Quality Dividend ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Strategic Income Fund, ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF, each a series of ALPS ETF Trust, for the year or period ended November 30, 2023, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

We also hereby consent to the references to our firm in this Registration Statement on Form N-1A of ALPS | Smith Core Plus Bond ETF, a series of ALPS ETF Trust, under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the ALPS ETF Trust relating to the financial statements and financial highlights of Alerian MLP ETF, Alerian Energy Infrastructure ETF, ALPS Active REIT ETF, ALPS Equal Sector Weight ETF, ALPS Intermediate Municipal Bond ETF, ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS REIT Dividend Dogs ETF, ALPS O'Shares U.S. Quality Dividend ETF, ALPS O’Shares U.S. Small Cap Quality Dividend ETF, ALPS O'Shares Global Internet Giants ETF, ALPS O'Shares Europe Quality Dividend ETF, Barron’s 400 ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, ALPS Active Equity Opportunity ETF (formerly, RiverFront Dynamic US Flex-Cap ETF), and RiverFront Strategic Income Fund, each a series of shares of beneficial interest in ALPS ETF Trust. Such financial statements and financial highlights appear in the November 30, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

March 28, 2024